UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

bioAffinity Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

bioAffinity Technologies, Inc.

3300 Nacogdoches Road, Suite 216

San Antonio, Texas 78217

November [  ], 2025

Dear Stockholder:

I am pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of bioAffinity Technologies, Inc. (the “Company” or “bioAffinity Technologies”) on Friday, December 19, 2025, at 8:00 a.m. Central Time. The Special Meeting will be held in person at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

bioAffinity Technologies is committed to developing noninvasive diagnostics for lung cancer and other diseases of the lung. Our team of scientists and business professionals is driven by its mission to increase detection of cancer at early stage when accurate diagnosis leads to longer lives, fewer unnecessary invasive procedures, reduced patient anxiety, and lower medical costs. As President and Chief Executive Officer of bioAffinity Technologies, I am greatly encouraged by the growing adoption and use by physicians of our first test, CyPath® Lung, a noninvasive test for lung cancer, and of the technological advancements that our team continues to make in its fight to address the urgent need for noninvasive, early-stage diagnosis.

Whether or not you plan to attend the Special Meeting, your vote matters. We encourage you to promptly vote your shares by proxy over the internet, via telephone or by mail.

Your trust in our team and belief in our technology are invaluable. On behalf of our Board of Directors, our executive leadership team, and our dedicated team of scientists and businesspeople, we extend our sincerest gratitude for your continued support of and investment in bioAffinity Technologies.

Sincerely,

Maria Zannes
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2025

Notice is hereby given that bioAffinity Technologies, Inc. (the “Company” or “bioAffinity Technologies”) will host a special meeting of stockholders (the “Special Meeting”) on Friday, December 19, 2025, at 8:00 a.m. Central Time. The Special Meeting will be held in person at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217. The Special Meeting is being held for the following purposes:

(1)	To approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 271,500 shares of our Common Stock, which includes (i) 223,831 shares of our Common Stock issuable upon the exercise of Common Stock purchase warrants issued in connection with our private placement offering that closed on August 14, 2025 (the “August 2025 Common Warrants”), and (ii) 47,669 shares of our Common Stock issuable upon the exercise of Common Stock purchase warrants issued in connection with our warrant inducement transaction (the “Warrant Inducement”) that closed on August 14, 2025 (the “August 2025 Inducement Warrants”), together the August 2025 Common Warrants and the Inducement Warrants, the “August 2025 Warrants”), respectively, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “Warrant Exercise Proposal”);

(2)	To approve an anti-dilution provision of the August 2025 Warrants and the reduction in the exercise price of the August 2025 Warrants (subject to a floor price of $4.50 per share) and corresponding increase in the number of shares issuable upon exercise thereof up to an aggregate maximum of 365,620 shares of our Common Stock, resulting from the triggering of such anti-dilution provision (the “Warrant Anti-Dilution Adjustment Proposal”);

(3)	To approve an anti-dilution provision of the Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) and the reduction in the exercise price of the Series B Preferred Stock (subject to a floor price of $3.00 per share) and corresponding increase in the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock thereof up to an aggregate of 131,884 shares of our Common Stock, resulting from the triggering of such anti-dilution provision (the “Series B Anti-Dilution Adjustment Proposal”);

(4)	To approve an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder to 750,000 shares from 66,666 shares (the “Plan Amendment Proposal ”); and

(5)	To seek authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d) (the “Offering Proposal”);

(6)	To approve any change of control under Nasdaq Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings (the “Change of Control Proposal”);

(7)	To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal and/or the Change of Control Proposal (the “Adjournment Proposal”).

Stockholders of record at the close of business on October [  ], 2025, are entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof. A list of stockholders of record at the close of business on October [  ], 2025, will be available for inspection by any stockholder for a period of ten days prior to the Special Meeting at our principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

The Notice of Internet Availability of Proxy Materials will be mailed to our stockholders on or about November [  ], 2025. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement, and the accompanying proxy card, which is not a part of our proxy solicitation materials, on or about November [  ], 2025. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the accompanying proxy statement and to submit your proxy or voting instructions as soon as possible. In order to ensure the representation of a quorum at the Special Meeting, stockholders who do not expect to attend the Special Meeting are urged to vote as soon as possible. For information on how to vote your shares, please refer to the section of the proxy statement entitled “Questions and Answers About the Proxy Materials and the Special Meeting” and to the instructions provided in your proxy card or Notice of Internet Availability of Proxy Materials or by your broker, bank, or other nominee.

By Order of the Board of Directors:

Maria Zannes
President and Chief Executive Officer
Dated: [ ], 2025

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on December 19, 2025

The proxy statement is available at www.proxyvote.com.

bioAffinity Technologies, Inc.

3300 Nacogdoches Road, Suite 216

San Antonio, Texas 78217

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2025

GENERAL INFORMATION

The Board of Directors (the “Board”) of bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), is soliciting proxies to be used at a Special Meeting of Stockholders to be held on Friday, December 19, 2025, at 8:00 a.m. Central Time (the “Special Meeting”) at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217. This proxy statement (this “Proxy Statement”) and the accompanying proxy card are posted on the internet at www.proxyvote.com, and will be mailed to our stockholders on or about November [  ], 2025. If you previously requested electronic or paper delivery of the proxy materials, you will be sent this Proxy Statement, the accompanying proxy card on or about November [  ], 2025.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference

Approval of the issuance of up to an aggregate of 271,500 shares of our Common Stock upon the exercise of our August 2025 Warrants that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “Warrant Exercise Proposal”)	FOR	6

Approval of an anti-dilution provision of the August 2025 Warrants and the reduction in the exercise price of the August 2025 Warrants (subject to a floor price of $4.50 per share) and corresponding increase in the number of shares issuable upon exercise thereof up to an aggregate maximum of 365,620 shares of our Common Stock, resulting from the triggering of such anti-dilution provision (the “Warrant Anti-Dilution Adjustment Proposal”).	FOR	8

Approval of an anti-dilution provision of the Series B Preferred Stock and the reduction in the exercise price of the Series B Preferred Stock (subject to a floor price of $3.00 per share) and corresponding increase in the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock thereof up to an aggregate of 131,884 shares of our Common Stock, resulting from the triggering of such anti-dilution provision (the “Series B Anti-Dilution Adjustment Proposal”).	FOR	10

Approval of an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder to 750,000 shares from 66,666 shares (the “Plan Amendment Proposal ”).	FOR	11

Authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d) (the “Offering Proposal”).	FOR	16

Approval of any change of control under Nasdaq Marketplace Rule 5635(d) that may result from the potential issuance of securities in the non-public offerings (the “Change of Control Proposal”).	FOR	17

Approval of an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, Plan Amendment Proposal, the Offering Proposal and/or the Change of Control Proposal (the “Adjournment Proposal”).	FOR	18

Even if you plan to attend the Special Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Special Meeting.

1

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE SPECIAL MEETING

Who is soliciting my vote?

The Board of Directors of bioAffinity Technologies, Inc. is soliciting your proxy to be used at the Special Meeting.

When and where will the Special Meeting be held?

The Special Meeting will be held on Friday, December 19, 2025, at 8:00 a.m. Central Time, at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

What do I need to do if I would like to attend the Special Meeting?

If you wish to attend the Special Meeting in person, you must present a valid form of photo identification, such as a driver’s license. If you are a beneficial owner of Common Stock that is held of record by a bank, broker, or other nominee, you will also need proof of ownership to be admitted. In this regard, a recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. The Company reserves the right to prohibit cameras, recording equipment, or electronic devices in the Special Meeting.

What am I voting on at the Special Meeting?

The purpose of the Special Meeting is to vote on the following items described in this Proxy Statement:

Proposal No. 1: To consider and approve issuance of up to an aggregate of 271,500 shares of our Common Stock upon the exercise of (i) 223,831 shares of our Common Stock issuable upon exercise of Common Stock purchase warrants issued in connection with our private placement offering that closed on August 14, 2025 (the “August 2025 Common Warrants”), (ii) 47,669 shares of our Common Stock issuable upon exercise of Common Stock purchase warrants issued in connection with our warrant inducement transaction (the “Warrant Inducement”) that closed on August 14, 2025 (the “August 2025 Inducement Warrants”), together the August 2025 Common Warrants and the Inducement Warrants, the “August 2025 Warrants”), respectively, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “Warrant Exercise Proposal”).

Proposal No. 2: To consider and approve an anti-dilution provision of the August 2025 Warrants and the reduction in the exercise price of the August 2025 Warrants (subject to a floor price of $4.50 per share) and corresponding increase in the number of shares issuable upon exercise thereof up to an aggregate maximum of 365,620 shares of our Common Stock, resulting from the triggering of such anti-dilution provision (the “Warrant Anti-Dilution Adjustment Proposal”).

Proposal No. 3: To consider and approve an anti-dilution provision of the Series B Preferred Stock and the reduction in the exercise price of the Series B Preferred Stock (subject to a floor price of $3.00 per share) and corresponding increase in the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock thereof up to an aggregate of 131,884 shares of our Common Stock, resulting from the triggering of such anti-dilution provision (the “Series B Anti-Dilution Adjustment Proposal”).

Proposal 4: To consider and approve an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder to 750,000 shares from 66,666 shares (the “Plan Amendment Proposal ”).

Proposal 5: To seek authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d) (the “Offering Proposal”);

Proposal 6: To approve any change in control under Nasdaq Marketplace Rule 5635(d) that may result from the potential issuance of securities in the non-public offerings (the “Change of Control Proposal”);

Proposal No. 7: To consider and approve the adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal and/or the Change of Control Proposal (the “Adjournment Proposal”).

Additionally, the proxies, at their discretion and if designated as such, are authorized to vote upon such other business as may properly come before the Special Meeting or any continuation, postponement, or adjournment thereof.

2

Who is entitled to vote?

Stockholders as of the close of business on the record date of October [  ], 2025 (the “Record Date”), are entitled to vote at the Special Meeting or any postponement or adjournment thereof. As of the Record Date, there were 3,633,815 shares of Common Stock outstanding.

How many votes per share of Common Stock held are stockholders entitled to?

Stockholders have one vote per share on all matters presented at the Special Meeting.

What is the difference between holding shares of Common Stock as a “stockholder of record” and holding shares in “street name”?

Shares held as a “stockholder of record” (also called a “registered holder”) are shares held directly in your name. Shares held in “street name” are shares held for you in an account with a broker, bank, or other nominee.

How do I vote my shares?

If you are a registered holder, you may vote:

●	By internet. Via the Internet at www.proxyvote.com;

●	By telephone. If you are located within the United States and Canada, call 1-800-690-6903 (toll-free) from a touch-tone telephone;

●	By mail. By returning a properly executed proxy card in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

●	In person. You may vote in person at the Special Meeting.

To vote online or via telephone, you will need your unique control number. You can find the control number on your proxy card or Notice. Be sure to have your proxy card or your Notice in hand and follow the instructions. Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on December 18, 2025, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than December 18, 2025.

If you hold your shares in street name, you may vote:

●	By internet*. Via the Internet at www.proxyvote.com. To vote online, you will need your unique control number;

●	By telephone*. If you are located within the United States and Canada, call 1-800-454-8683 (toll-free) from a touch-tone telephone;

●	By mail: By returning a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, or other nominee makes available; or

●	In person: To do so, you must request a legal proxy from your broker, bank, or other nominee and present it at the Special Meeting.

*Not all street name holders may be able to vote at the web address and phone number provided above.

If your shares are held in street name, please check the voting instruction form or Notice provided to you by your broker, bank, or other nominee for internet or telephone voting availability. If internet and/or telephone voting are available to a street name holder, such facilities will close at 11:59 p.m. Eastern Time on December 18, 2025. To vote online or via telephone, you will need your unique control number. You can find the control number on your voting instruction form or Notice. Be sure to have your voting instruction form or your Notice in hand and follow the instructions.

What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

All shares held by recordholders entitled to vote, represented by a properly executed and unrevoked proxy received in time for the Special Meeting, will be voted in accordance with the instructions given. In the absence of such instructions, shares will be voted as recommended by the Board. The persons named as proxies will also be authorized to vote in their discretion upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board recommends.

3

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks, or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management supported. We believe that Proposals 1 and 2 will be treated by the New York Stock Exchange as non-routine matters. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been distributed. As such, it is important that you provide voting instructions to your broker, bank, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

What constitutes a quorum?

A quorum for the transaction of business at the Special Meeting requires representation, in person or by proxy, of the holders of thirty-four percent (34%) of the outstanding shares of stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Voting Options	Impact of “Abstain” Vote	Impact of Broker Non-Votes

Proposal No. 1: Warrant Exercise Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 2: Warrant Anti-Dilution Adjustment Approval Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 3: Series B Anti-Dilution Adjustment Approval Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal	No effect

Proposal No. 4: Plan Amendment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable

Proposal No. 5: Offering Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Is not considered a vote cast and will, not affect the outcome of this proposal.	Not applicable

Proposal No. 6: Change of Control Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Is not considered a vote cast and will, not affect the outcome of this proposal.	Not applicable

Proposal No. 7: Adjournment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable

4

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR” the Warrant Exercise Proposal (Proposal No. 1);

●	“FOR” the approval of the Warrant Anti-Dilution Adjustment Proposal (Proposal No. 2);

●	“FOR” the approval of the Series B Preferred Anti-Dilution Adjustment Proposal (Proposal No. 3);

●	“FOR” the Plan Amendment Proposal (Proposal No. 4);

●	“FOR” the Offering Proposal (Proposal No. 5);

●	“FOR” the Change of Control Proposal (Proposal No. 6); and

●	“FOR” the Adjournment Proposal (Proposal No. 7).

Who will count the vote?

One or more inspectors of election at the Special Meeting will tabulate and certify the votes.

What does it mean if I receive more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, please submit your proxy for each set of Proxy Materials via the internet, telephone or by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of the Company’s Secretary at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217, provided such statement is received no later than 11:59 p.m. Eastern Time on December 18, 2025;

●	voting again by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on December 18, 2025;

●	submitting a properly signed proxy card to the attention of the Company’s Secretary at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217, with a later date that is received no later than 11:59 p.m. Eastern Time on December 18, 2025; or

●	attending and voting at the Special Meeting on December 18, 2025.

Your last vote is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Special Meeting.

If you hold shares in street name, please refer to information from your bank, broker, or other intermediary on how to revoke or submit new voting instructions.

Who will pay for the cost of this proxy solicitation?

The Company will pay for the cost of soliciting proxies. Some of the Company’s directors, officers, or employees may (for no additional compensation) solicit proxies in person or by telephone, email, or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

5

PROPOSAL NO. 1

APPROVAL OF THE WARRANT EXERCISE

We are seeking stockholder approval for the issuance of up to 271,500 shares of our Common Stock upon the exercise of the August 2025 Warrants, which includes (i) 223,831 shares of our Common Stock issuable upon exercise of August 2025 Common Warrants issued in our Private Placement (as defined below) and (ii) 47,669 shares of our Common Stock issuable upon exercise of Inducement Warrants, each of which closed on August 14, 2025, as contemplated by Nasdaq Listing Rules.

On August 13, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors, pursuant to which we agreed to issue and sell, in a private placement (the “Private Placement”), (i) 990 shares of the Company’s newly designated Series B Convertible Preferred Stock, with a par value $0.001 per share and stated value of $1,000 per share initially convertible into 143,476 shares (the “Conversion Shares”) of our Common Stock at an initial conversion price of $6.90 per share and (ii) warrants (the “Warrants”) to purchase up to 223,831 shares of the Company’s Common Stock at an exercise price of $10.56 per share of Common Stock.

On August 13, 2025, we entered into a warrant inducement agreement (the “Inducement Agreement”) with certain holders (the “Holders”) of outstanding warrants to purchase 15,000 shares of Common Stock issued in a private placement offering that closed on August 5, 2024 with a current exercise price of $37.50 per share (the “August 2024 Warrants”), and 21,666 shares of Common Stock originally issued on October 21, 2024 with a current exercise price of $45.00 per share (the “October 2024 Warrants” and, together with the August Warrants, collectively, the “Existing Warrants”). Pursuant to the Inducement Agreement, the Holders of the Existing Warrants agreed to exercise for cash the Existing Warrants at the reduced exercise price of $6.90 per share. The transactions contemplated by the Inducement Agreement (the “Warrant Inducement”) were consummated on August 14, 2025 (the “Closing Date”).

In consideration of the Holders’ immediate exercise of the Existing Warrants in accordance with the Inducement Agreement, we issued unregistered Common Stock Purchase Warrants (the “Inducement Warrants”) to purchase an aggregate of up to 47,669 shares of Common Stock, at an exercise price of $10.56, to the Holders of the Existing Warrants.

The August 2025 Warrants will be exercisable commencing on the effective date of stockholder approval for the issuance of the shares of Common Stock issuable upon exercise of the August 2025 Warrants (the “Stockholder Approval Date”) and will expire on the fifth anniversary of the Stockholder Approval Date. If at any time after the later of February 14, 2026, (the six-month anniversary of the date of issuance) and the Stockholder Approval Date there is no effective registration statement under the Securities Act for the resale of the August 2025 Warrant Shares, any holder may, in its sole discretion, elect to exercise August 2025 Warrants through a cashless exercise, in which case such holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the New Warrant.

The exercise price of the August 2025 Warrants, and the number of August 2025 Warrant Shares, are subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization, or similar transaction, as described in the August 2025 Warrants. In addition, the August 2025 Warrants provide that we may also, at any time during the term of the August 2025 Warrants, subject to the prior written consent of the applicable holder, voluntarily reduce the then-current exercise price to any amount and for any period of time, subject to the rules and regulations of Nasdaq.

A Holder will not have the right to exercise any portion of the August 2025 Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the August 2025 Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

In the event of a Fundamental Transaction (as such term is defined in the New Warrant), the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of its obligations under the August 2025 Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of Common Stock are given a choice as to the securities, cash, or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the August 2025 Warrants following such Fundamental Transaction. In addition, the successor entity, at the request of holders of August 2025 Warrants, will be obligated to purchase any unexercised portion of the August 2025 Warrants in accordance with the terms thereof. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the August 2025 Warrants have the right to require the Company or a successor entity to redeem the August 2025 Warrants for cash in the amount of the Black-Scholes Value (as defined in the New Warrant) of the unexercised portion of the August 2025 Warrants concurrently with or within 30 days following the consummation of a Fundamental Transaction. However, in the event of a Fundamental Transaction which is not in our control, including a Fundamental Transaction not approved by the Company’s Board, the holders of the August 2025 Warrants will only be entitled to receive from the Company or its successor entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), at the Black-Scholes Value of the unexercised portion of the New Warrant that is being offered and paid to the holders of Common Stock in connection with the Fundamental Transaction, whether that consideration is in the form of cash, stock, or any combination of cash and stock, or whether the holders of our Common Stock are given the choice to receive alternative forms of consideration in connection with the Fundamental Transaction.

6

We agreed in the Inducement Agreement to file a registration statement (the “Resale Registration Statement”)to register the resale of the shares of Common Stock underlying the August 2025 Warrants (the “August 2025 Warrant Shares”) within 15 calendar days of August 14, 2025, (the date of the Inducement Agreement) and to use commercially reasonable efforts to have the Resale Registration Statement declared effective by the Securities Exchange Commission (“SEC”) and to keep such registration statement effective at all times until the Holders no longer own any August 2025 Warrants or August 2025 Warrant Shares.

Reasons for the Warrant Exercise Proposal

Our Common Stock is listed on Nasdaq and trades under the ticker symbol “BIAF.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding Common Stock or voting power of an issuer prior to a private placement for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our Common Stock on Nasdaq on August 11, 2025, the trading date immediately preceding the signing of the Inducement Agreement, was $9.37 per share and the average closing price of our Common Stock for the five trading days immediately preceding the signing of the Inducement Agreement was $9.12. In order to comply with Nasdaq Listing Rule 5635(d), the August 2025 Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 271,500 shares of our Common Stock upon the exercise of the August 2025 Warrants. Effectively, stockholder approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $2.9 million in gross proceeds upon the exercise of the August 2025 Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement or Warrant Inducement, as the Private Placement and Warrant Inducement have already been completed. We are only asking for approval to issue up to an aggregate of 271,500 shares of Common Stock upon the exercise of the August 2025 Warrants.

Potential Consequences if Proposal No. 1 is Not Approved

The failure of our stockholders to approve this Proposal No. 1 will mean that (i) we cannot permit the exercise of the August 2025 Warrants and (ii) may incur substantial additional costs and expenses.

Each August 2025 Warrant has an initial exercise price of $10.56 per share. Accordingly, we would realize an aggregate of up to approximately $2.9 million in gross proceeds, if all the August 2025 Warrants were exercised for cash, which could adversely impact our ability to fund our operations. However, if we were to lower the exercise price of the August 2025 Warrants we will receive less proceeds.

Potential Adverse Effects of the Approval of Proposal No. 1

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares of Common Stock issued in the Private Placement and August 2025 Warrant Shares upon exercise of the August 2025 Warrants. Assuming the full issuance of the share of Common Stock in the Private Placement and exercise of the August 2025 Warrants, an aggregate of 271,500 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Warrant Exercise Proposal at the Special Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF

THE WARRANT EXERCISE PROPOSAL.

7

PROPOSAL NO. 2

APPROVAL OF THE WARRANT ANTI-DILUTION ADJUSTMENT

We are seeking stockholder approval of a Warrant Anti-Dilution Adjustment (as defined below) contained in the August 2025 Warrants, pursuant to which, upon our consummation of a Dilutive Issuance (defined below) and subject to approval of Proposal No. 1, the exercise price of the August 2025 Warrants would be reduced, subject to a minimum price of $4.50 per share and, upon a reduction in the exercise price, the number of shares of Common Stock issuable upon exercise of the August 2025 Warrants would correspondingly be increased up to an aggregate maximum of 365,620 shares of our Common Stock. A “Dilutive Issuance” will occur if, in a subsequent offering of our securities, the price paid for Common Stock, the exercise price of any options or warrants or the conversion price of any convertible securities issued in such subsequent offering (as determined pursuant to the terms of the August 2025 Warrants) is less than the exercise price immediately prior to such subsequent offering. In the event of such approval, upon a Dilutive Issuance, the exercise price of the August 2025 Warrants would be reduced, subject to approval of this Proposal No. 2 and Proposal No. 1, to an exercise price that is equal to the lowest of the price paid for Common Stock, the exercise price of any options or warrants or the conversion price of any convertible securities issued in such subsequent offering which constitutes a Dilutive Issuance (subject to a floor of $4.50 per share) and the number of shares of our Common Stock underlying the August 2025 Warrants upon such exercise price reset would be increased so that the reset exercise price multiplied by the increased number of shares equals the aggregate proceeds that would have resulted from the full exercise of the August 2025 Warrants immediately prior to the reset (the “Warrant Anti-Dilution Adjustment”).

We agreed not to consummate a Dilutive Issuance until the earlier of (i) eight months from the closing date of the Private Placement; and (ii) the Stockholder Approval Notice Date.

The exercise price of the August 2025 Warrants and number of shares of Common Stock issuable upon exercise thereof will also adjust in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications, or similar events. The August 2025 Warrants may be exercised on a cashless basis if at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of the shares of Common Stock underlying the August 2025 Warrants, provided however that those purchasers who do not enter into the Purchase Agreement and do not provide the Company with information required for registration of the resale of shares of Common Stock shall not have any of their shares issuable as a result of an Anti-Dilution Adjustment included in the registration statement the Company will file covering shares issuable as a result of an Anti-Dilution Adjustment and will not be able to effect a cashless exercise with respect to such shares.

A holder of the May 2025 Warrants (together with its affiliates) may not exercise any portion of the May 2025 Warrant to the extent that the holder would own more than 4.99% (or 9.99%, at the election of the holder) of the outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of beneficial ownership of outstanding shares after exercising the holder’s May 2025 Warrants up to 9.99% of the number of the Company’s shares of Common Stock outstanding immediately after giving effect to the exercise.

8

Reasons for the Warrant Anti-Dilution Adjustment Proposal

We are seeking stockholder approval of the Warrant Anti-Dilution Adjustment contained in the August 2025 Warrants and the issuance of up to an aggregate maximum of 365,620 shares of our Common Stock upon exercise of the August 2025 Warrants, assuming that we consummate a Dilutive Issuance, triggering the Warrant Anti-Dilution Adjustment, at a price of $4.50 or less, in order to comply with Nasdaq Listing Rule 5635(d).

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement or Warrant Inducement, as the Private Placement and Warrant Inducement have already been completed. This Proposal No. 2 only seeks approval of the Warrant Anti-Dilution Adjustment and the resulting reduction in exercise price and issuance of the maximum number of Warrant Anti-Dilution Adjustment Shares that could be issuable upon exercise of the August 2025 Warrants, if we should consummate a Dilutive Issuance.

Potential Consequences if Proposal No. 2 is Not Approved

The failure of our stockholders to approve this Proposal No. 2 will mean that we will incur substantial additional costs and expenses. The Purchase Agreement requires us to hold a meeting of our stockholders within 90 days after the closing of the Private Placement for purposes of seeking stockholder approval. If we do not obtain stockholder approval at the first meeting, we are required to call a meeting every three (3) months thereafter to seek stockholder approval until the earlier of the date stockholder approval is obtained or the August 2025 Warrants are no longer outstanding. In the event that we are unable to obtain stockholder approval, the Warrant Anti-Dilution Adjustment will not be permitted.

Potential Adverse Effects of the Approval of Proposal No. 2

If this Proposal No. 2 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of additional shares of Common Stock upon exercise of the August 2025 Warrants if a Dilutive Issuance is effected while the August 2025 Warrants are outstanding. The August 2025 Warrants are currently exercisable for up to 271,500 shares of Common Stock and will be exercisable for an additional 365,620 shares of Common Stock if the Warrant Anti-Dilution Adjustment Proposal is approved.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any substantial interests, directly or indirectly, in this proposal, except to the extent of their ownership of securities of the Company.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Warrant Anti-Dilution Adjustment Proposal at the Special Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE

WARRANT ANTI-DILUTION ADJUSTMENT PROPOSAL.

9

PROPOSAL NO. 3

APPROVAL OF THE SERIES B ANTI-DILUTION ADJUSTMENT

We are seeking stockholder approval of a Series B Anti-Dilution Adjustment (as defined below) contained in the Series B Preferred Stock, pursuant to which, upon obtaining Preferred Stockholder Approval (as defined below) the conversion price of the Series B Preferred Stock would be reduced, subject to a minimum price of $3.00 per share and, upon a reduction in the conversion price, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock would correspondingly be increased up to an aggregate maximum of 131,884 shares of our Common Stock.

The Series B Preferred Stock will be convertible into shares of Common Stock at an initial conversion price of $6.90 per share (the “Conversion Price”). Each share of Series B Preferred Stock shall be convertible into such number of shares of Common Stock that results from dividing the Stated Value by the Conversion Price. Holders of Series B Preferred Stock are prohibited from converting shares of Series B Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 4.99% of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

The Company will be prohibited from issuing any shares of Common Stock upon conversion of the Series B Preferred Stock if after giving effect to such issuance, the aggregate number of Conversion Shares issued under this Agreement would exceed 19.99% of the aggregate number of shares of Common Stock issued and outstanding as of the execution date of the Purchase Agreement until such time as the Company obtains stockholder approval of such issuances (the “Preferred Stockholder Approval”). If and whenever on or after the date on which the Company obtains the Preferred Stockholder Approval, the Company is deemed to have issued or sold any shares of Common Stock for a consideration per share less than the Conversion Price, the Conversion Price will be reduced to such new issuance price subject to a floor price of $3.00 and the number of shares of our Common Stock underlying the Series B Preferred Stock upon such conversion price reset would be equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price; provided that if the New Issuance Price is less than the Floor Price, the New Issuance Price shall be deemed to be the Floor Price (such adjusted price, the “Base Share Price”) and the number of shares of Common Stock issuable upon conversion of the Series B Convertible Stock shall be proportionately adjusted such that the aggregate Conversion Price of the Series B Preferred Stock on the Issuance Date for the Warrant Shares then outstanding shall remain unchanged

Reasons for the Series B Anti-Dilution Adjustment Proposal

We are seeking stockholder approval of the Series B Anti-Dilution Adjustment contained in the Series B Preferred Stock and the issuance of up to an aggregate maximum of 131,884 shares of our Common Stock upon conversion of the Series B Preferred Stock, assuming that we consummate a Dilutive Issuance, triggering of the Series B Anti-Dilution Adjustment, at a price of $3.00 or less, in order to comply with Nasdaq Listing Rule 5635(d).

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement or Warrant Inducement, as the Private Placement and Warrant Inducement have already been completed. This Proposal No. 3 only seeks approval of the Series B Anti-Dilution Adjustment and the resulting reduction in exercise price and issuance of the maximum number of Series B Anti-Dilution Adjustment Shares that could be issuable upon conversion of the Series B Preferred Stock, if we should consummate a Dilutive Issuance.

Potential Consequences if Proposal No. 3 is Not Approved

The failure of our stockholders to approve this Proposal No. 3 will mean that we will incur substantial additional costs and expenses. The Purchase Agreement requires us to hold a meeting of our stockholders within 90 days after the closing of the Private Placement for purposes of seeking stockholder approval. If we do not obtain stockholder approval at the first meeting, we are required to call a meeting every three (3) months thereafter to seek stockholder approval until the earlier of the date stockholder approval is obtained or the Series B Preferred Stock are no longer outstanding. In the event that we are unable to obtain stockholder approval, the Series B Anti-Dilution Adjustment will not be permitted.

Potential Adverse Effects of the Approval of Proposal No. 3

If this Proposal No. 3 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of additional shares of Common Stock upon conversion of the Series B Preferred Stock if a Dilutive Issuance is effected while the Series B Preferred Stock is outstanding. The Series B Preferred Stock is currently exercisable for up to 101,448 shares of Common Stock and will be exercisable for an additional 131,884 shares of Common Stock if the Series B Anti-Dilution Adjustment Proposal is approved.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any substantial interests, directly or indirectly, in this proposal, except to the extent of their ownership of securities of the Company.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Series B Anti-Dilution Adjustment Proposal at the Special Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE SERIES B

ANTI-DILUTION ADJUSTMENT PROPOSAL.

10

PROPOSAL NO. 4

AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER

Introduction

On March 27, 2024, the Company’s Board of Directors authorized and adopted the 2024 Equity Incentive Plan (the “2024 Plan”) and reserved an initial 66,667 shares of common stock for issuance thereunder. The 2024 Plan was approved by stockholders on June 4, 2024. The 2024 Plan’s purpose is to encourage ownership in the Company by employees, officers, directors and consultants whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success. The 2024 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards.

We are seeking stockholder holder approval to amend our 2024 Plan to increase the number of shares of common stock available for issuance to 750,000 shares so that the Company can continue to provide equity-based compensation as approved by our Compensation Committee.

The full text of the Plan Amendment is set forth in Appendix A to this proxy statement.

Reasons for the Plan Amendment Proposal

As of the Record Date, 66,666 shares of common stock were reserved for issuance under the 2024 Plan of which 41,909 shares of common stock remain available for issuance. We are seeking stockholder approval to amend our 2024 Plan to increase the number of shares of common stock reserved for issuance to 750,000 shares. As noted above, if our stockholders do not approve the Plan Amendment, we anticipate that there will not be sufficient shares available under our 2024 Plan for continued equity awards to our employees, non-employee directors and independent contractors over the next year. This would result in the loss of an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent.

We recognize the dilutive impact of our equity compensation program on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance pursuant to the Plan Amendment, our Board and compensation committee worked with management to evaluate a number of factors, and carefully considered (i) the potential dilutive impact on shareholders, (ii) our historical run rate and overhang, (iii) the current number of shares remaining available for issuance, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for attracting and retaining key talent in a competitive marketplace, (v) our strategic growth plans, and (vi) the interests of our stockholders.

We anticipate the additional shares requested under the Plan Amendment, plus the remaining shares that are available for issuance under the 2024 Plan, to be sufficient for a period of two years. Our 2024 Plan is designed to attract and retain non-employee directors and employees and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under 2024 Plan and thereby providing participants with a proprietary interest in the growth and performance of the Company and aligning a portion of their compensation with the interests of our stockholders. Stockholder approval of this proposal will enable us to continue to grant equity awards to our employees and non-employee directors at such levels determined by our compensation committee and Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders.

11

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to stockholder approval of the Plan Amendment, the number of shares of common stock that will be reserved for issuance pursuant to awards granted under the 2024 Plan shall be 750,000 shares, which represents approximately 20% of the Company’s issued and outstanding shares of the Company’s common stock on a fully diluted basis as of the Record Date. The Board believes that this number of shares of common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees and service providers to increase the value of the Company for all shareholders. The closing trading price of each share of Company common stock as of the Record Date was $2.90.

Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2024 Plan will be 750,000 shares; provided that shares of common stock issued under the 2024 Plan with respect to an Exempt Award (as defined herein) will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an award that a participant purchases at fair market value or (iii) an award granted as an inducement award pursuant to Nasdaq Listing Rule 5635(c).

Subject to stockholder approval of the Plan Amendment, no more than 750,000 shares of the Company’s common stock shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the 2024 Plan may be authorized but unissued shares of the Company’s common stock or shares of the Company’s common stock that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of the Company’s common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of the Company’s common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2024 Plan except that (i) any shares of the Company’s common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of the Company’s common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2024 Plan. If an award is denominated in shares of the Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2024 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2024 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of the Company’s common stock will no longer be available for grant under the 2024 Plan.

As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, we believe the stock reserved under the 2024 Plan, as amended pursuant to the Plan Amendment, will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Description of the Plan Amendment

The full text of the Plan Amendment is set forth in Appendix A to this proxy statement.

The following is a summary of the material features of the 2024 Plan. This summary does not purport to be complete and is qualified in its entirety by the full text of the 2024 Plan.

Types of Awards

The 2024 Plan provides for the issuance of incentive stock options, non-statutory stock options, SARs, RSUs, restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.

12

Administration

The 2024 Plan will be administered by our Board of Directors, or if our Board of Directors does not administer the 2024 Plan, a committee or subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our Board of Directors or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2024 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2024 Plan, provided that, subject to the equitable adjustment provisions described below, the plan administrator will not have the authority to reprice or cancel and re-grant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of our stockholders.

The 2024 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units

Restricted stock and RSUs may be granted under the 2024 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2024 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in instalments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options

Incentive stock options and non-statutory stock options may be granted under the 2024 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code. A non-statutory stock option under the 2024 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten-percent stockholders). The exercise price for shares of Common Stock subject to an option may be paid in cash, or as determined by the administrator in its sole discretion, (i) through any cashless exercise procedure approved by the administrator (including the withholding of shares of Common Stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of Common Stock owned by the participant, (iii) with any other form of consideration approved by the administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of Common Stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

13

Stock Appreciation Rights

SARs may be granted either alone (a “free-standing SAR”) or in conjunction with all or part of any option granted under the 2024 Plan (a “tandem SAR”). A free-standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the free-standing SAR (which shall be no less than 100% of the fair market value of the related shares of Common Stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A tandem SAR will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a free-standing SAR may not exceed ten years from the date of grant. The exercise period of a tandem SAR will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards

The administrator may grant other stock-based awards under the 2024 Plan, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. The administrator will determine the terms and conditions of these awards, including the number of shares of Common Stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of Common Stock, the shares of Common Stock constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our Common Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2024 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2024 Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2024 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of Common Stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

14

Change in Control. The 2024 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2024 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the 2024 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board of Directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board of Directors immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of Directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board of Directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2024 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

New Plan Benefits

Future grants under the 2024 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2024 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2024 Plan.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any substantial interests, directly or indirectly, in this proposal, except to the extent of their ownership of securities of the Company.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Plan Amendment Proposal at the Special Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE PLAN AMENDMENT PROPOSAL.

15

PROPOSAL NO. 5

AUTHORIZATION TO ISSUE SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We are seeking stockholder approval for the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more capital-raising transactions, or offerings, subject to the following limitations:

●	The aggregate number of shares issued in the offerings will not exceed 10 million shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●	The total aggregate consideration will not exceed $10,000,000 in cash;

●	The maximum discount in which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of up to 35% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict;;

●	Such offerings will occur, if at all, on or before December 31, 2026; and

●	Such other terms as our Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Our Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 10 million shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes, including our strategic M&A initiatives. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Financial Statements and Supplementary Data

The full text of our audited consolidated financial statements as of December 31, 2024 and 2023 and the interim unaudited financial statements as of March 31, 2025 June 30, 2025 are incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 accompanying this Proxy Statement and Quarterly Reports on Form 10-Q for each of the fiscal quarters ended March 31, 2025 and June 30, 2025, filed with the SEC on March 31, 2025, May 15, 2025 and August 14, 2025, respectively.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

For “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2024 and 2023, please see Item 7 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025 and accompanying this Proxy Statement, which is incorporated herein by reference.

For “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the three months ended March 31, 2025 and 2024 and the six months ended June 30, 2025 and 2024, please see Item 2 in our quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025, filed with the SEC on May 15, 2025 and August 14, 2025, respectively, which are incorporated herein by reference.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

For “Changes in and Disagreements With Accountants on Accounting and Financial Disclosure”, please see Item 9 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Not required for Smaller Reporting Companies.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal No. 5.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THIS PROPOSAL NO. 5.

16

PROPOSAL NO. 6

APPROVAL OF ANY CHANGE IN CONTROL UNDER NASDAQ MARKETPLACE RULE 5635(D) THAT MAY RESULT FROM THE NON-PUBLIC OFFERINGS

Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. This rule does not specifically define when a change in control of an issuer may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the issuer’s then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, Nasdaq would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. We are seeking stockholders approval on any change in control as used in Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal No. 5 would result in a change in control.

Stockholders should note that a change of control as described under Rule 5635(b) applies only with respect to the application of such rule. Neither Delaware law nor our Certificate of Incorporation or bylaws require us to obtain stockholder approval of such change in control as used in Rule 5635 (b).

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 6.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THIS PROPOSAL NO. 6.

17

PROPOSAL NO. 7

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes that if the number of shares of our Common Stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal and/or the Change of Control Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal and/or the Change of Control Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering proposal and/or the Change of Control Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the Special Meeting will vote against the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering proposal and/or the Change of Control Proposal, we could adjourn or postpone the Special Meeting without a vote on the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering proposal and/or the Change of Control Proposal, and use the additional time to solicit the holders of those shares to change their vote in favor of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering proposal and/or the Change of Control Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal, except to the extent of their ownership of securities of the Company.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A

VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

18

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of shares of the Company’s Common Stock as of October [  ], 2025, the Record Date by (i) each person known to the Company to beneficially own more than 5% of any class of the Company’s outstanding voting securities, (ii) each director and nominee for director, (iii) each of our named executive officers, and (iv) all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options and warrants were deemed outstanding if such securities are currently exercisable or will vest within 60 days of October [  ], 2025, the Record Date. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The percentage of beneficial ownership of the Company’s Common Stock is based on 3,633,815 shares of Common Stock outstanding as of October [  ], 2025.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.

Name and Address(1)	Number of Shares of Common Stock	Percent of Class
Directors and Executive Officers:
Maria Zannes(2)	11,886	*
J. Michael Edwards(3)	4,091	*
Steven Girgenti(4)	60,072	1.6%
Robert Anderson(5)	6,654	*
Robert Rios(6)	833	*
Jamie Platt(7)	1,824	*
Peter Knight(8)	4,866	*
John Oppenheimer(9)		*
Roby Joyce(10)	22,322	*

All Directors and Current Executive Officers as a Group (11 Individuals):	121,495	3.31%

*	Ownership of less than 1%.

(1)	Unless otherwise indicated, the address for each person is c/o bioAffinity Technologies, Inc., 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

(2)	Includes (i) 9,340 shares of Common Stock owned by Ms. Zannes, including 411 shares of unvested restricted stock as to which Ms. Zannes has the right to vote, but not to dispose; (ii) 1,761 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable; and (iii) 3,451 shares of Common Stock issuable upon the exercise of warrants that are currently exercisable.

(3)	Includes (i) 4,003 shares of Common Stock owned by Mr. Edwards, including 2,568 shares of unvested restricted stock as to which Mr. Edwards has the right to vote, but not to dispose; and (ii) an aggregate of 487 shares of Common Stock issuable upon exercise warrants that are currently exercisable.

(4)	Includes (i) 35,997 shares of Common Stock owned by Mr. Girgenti, including 2,356 shares of unvested restricted stock as to which Mr. Girgenti has the right to vote, but not to dispose (ii) 298 shares of Common Stock owned directly by the Cranye Girgenti Testamentary Trust, for which Mr. Girgenti serves as trustee; (iii) an aggregate of 22,310 shares of Common Stock issuable upon exercise of warrants owned by Mr. Girgenti; (iv) 277 shares of Common Stock issuable upon exercise of warrants owned by the Cranye Testamentary Trust, for which Mr. Girgenti serves as trustee; and (v) 1,190 shares of Common Stock issuable upon exercise of options held by Mr. Girgenti that are immediately exercisable. As the trustee of the Cranye Girgenti Testamentary Trust, Mr. Girgenti has sole voting and dispositive power over the shares beneficially owned by the Cranye Girgenti Testamentary Trust.

19

(5)	Includes (i) 5,464 shares of Common Stock owned by Mr. Anderson; (ii) 1,190 shares of Common Stock issuable upon exercise of options that are currently exercisable; and (iv) 666 shares of Common Stock issuable upon exercise of warrants that are currently exercisable.

(6)	Includes 833 shares of Common Stock owned by Mr. Rios.

(7)	Includes 1,824 shares of Common Stock issued to Dr. Platt as restricted stock.

(8)	Includes (i) 3,914 shares of Common Stock owned by Mr. Knight; (ii) 952 shares of Common Stock issuable upon exercise of options that are currently exercisable; and (iii) 1,333 shares of Common Stock issuable upon exercise of warrants that are currently exercisable.

(9)	Mr. Oppenheimer was appointed to the board in August 2025, and does not currently own any shares.

(10)	Includes (i) 1,402 shares of Common Stock owned by Dr. Joyce; (ii) 20,254 shares of Common Stock owned by the Joyce Living Trust; and (iii) an aggregate of 666 shares of Common Stock issuable upon exercise of warrants held by the Joyce Living Trust that are currently exercisable. Dr. Joyce is co-trustee of the Joyce Living Trust, together with his wife, Joyce M. Joyce, each of whom may act unilaterally with regard to voting and disposition power over the shares held by the Joyce Living Trust. The Joyce Living Trust has an address at 1092 Madeline Street, New Braunfels, Texas 78132.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholder proposals intended to be included in the Company’s proxy statement relating to the 2026 Annual Meeting must comply with Rule 14a-8 under the Exchange Act, which requires that the notice be received at the Company’s principal executive office not less than 120 calendar days before the one-year anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, and accordingly must be received in writing by the Company at its principal executive office at the address set forth above no later than February 2, 2026.

In connection with the Company’s next annual meeting, stockholder proposals that are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.12 of the Company’s By-laws, which provides that nominations or other business at an annual meeting of stockholders may be made (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board, or (iii) by any stockholder of the Company who was a stockholder of record at the time of giving the notice provided for in Article II, Section 2.12 of the By-laws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Article II, Section 2.12.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Company at the Company’s principal executive office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217, and not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The anniversary of the 2025 Annual Meeting will be July 25, 2026. Thus, a stockholder notice must be received by the Company no later than April 26, 2026, and no earlier than March 27, 2026. If the date of the 2026 Annual Meeting is changed, these dates may change. Such stockholder’s notice is required to set forth, as to each matter the stockholder proposes to bring before an annual meeting, certain information specified in the By-laws and, to the extent applicable, required by Rule 14a-19 under the Exchange Act. A copy of the By-laws of the Company may be obtained from the Secretary of the Company at the address set forth above.

20

In addition to satisfying the foregoing advance notice requirements under the Company’s By-laws, to comply with the universal-proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and that is postmarked or transmitted electronically to the Company no later than May 26, 2026.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports, and notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single proxy statement or notice may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name shareholders who are not currently receiving householded materials may request householding of our future materials, by contacting Broadridge Financial Services, Inc., either by calling toll free at (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

By Order of the Board of Directors:

Maria Zannes
President and Chief Executive Officer

21

BIOAFFINITY TECHNOLOGIES, INC.

3300 Nacogdoches Road, Suite 216

SAN ANTONIO, TX 78217

Scan to

View MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 18, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time December 18, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOAFFINITY TECHNOLOGIES, INC.

The Board recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5.

1.	Proposal to consider and approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 271,500 shares of our Common Stock upon the exercise of our common stock purchase warrants issued in connection with our private placement offering that closed on August 14, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “Warrant Exercise Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

2.	Proposal to consider and approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 365,620 shares of our Common Stock upon the triggering of certain anti-dilution provisions of our common stock purchase warrants issued in connection with our private placement offering that closed on August 14, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “Warrant Anti-Dilution Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

3.	Proposal to consider and approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 131,884 shares of our Common Stock upon the triggering of certain anti-dilution provisions of our Series B Convertible Preferred Stock issued in connection with our private placement offering that closed on August 14, 2025, that may be equal to or exceed 20% of our Common Stock outstanding before such offering (the “Series B Anti-Dilution Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

4.	Proposal to approve an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder to 750,000 shares from 66,666 shares (the “Plan Amendment Proposal ”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

5.	Proposal for authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d) (the “Offering Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

6.	Proposal to approve any change of control under Nasdaq Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings (the “Change of Control Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

7.	Proposal to consider and approve an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal and/or the Change of Control Proposal (the “Adjournment Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Any of the Proxies, or their respective substitutes, who shall be present and acting at the Special Meeting shall have and may exercise all the powers hereby granted.

The undersigned acknowledges receipt of our Notice of Special Meeting of Stockholders and the Proxy Statement related thereto.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com

bioAffinity Technologies, Inc.

SPECIAL Meeting of Stockholders

December 19, 2025, 8:00 a.m. Central Time

This proxy card is solicited on behalf of the Board of Directors.

Maria Zannes and James Michael Edwards, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and, in the discretion of such proxies on all other matters that may be properly presented for action, all shares of stock of bioAffinity Technologies, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held in person at 8:00 a.m. Central Time on Friday, December 19, 2025, or any postponement, adjournment, or continuation thereof, and instructs said proxies to vote as specified on the reverse side of this proxy card, with all powers that the undersigned would possess if personally present.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE PROMPTLY SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE.

(Continued and to be signed on Reverse Side)